Supplement dated September 25, 2026 to the Fund’s Prospectus, dated May 7, 2026, as may be revised or supplemented from time to time.

loomis sayles CREDIT INCOME OPPORTUNITIES FUND

(the “Fund”)

Natixis Advisors has determined to increase the Fund’s applicable Bonus Share contribution from 3% to 5% of an Eligible Shareholder’s contributions; decrease the Bonus Threshold from the first $75 million of qualifying subscriptions to the first $50 million of qualifying subscriptions; and extend the outside termination date of the Bonus Share program from September 30, 2026 to December 31, 2026. Accordingly, effective immediately, the first paragraph under the sub-section “Other Payments to Investors” within the section “Plan of Distribution” is revised and restated as follows:

Natixis Distribution, in its capacity as the Fund’s principal underwriter, may purchase Shares on behalf of certain investors that contribute capital to the Fund through the purchase of Shares (such Shares purchased by Natixis Distribution, the “Bonus Shares”). To be eligible for the Bonus Share program, a shareholder must open an account directly with the Fund through the Fund’s Transfer Agent (such shareholders, “Eligible Shareholders” and such account, the “Account”). Subsequently, if an Eligible Shareholder makes qualifying contributions to the Account to purchase Fund Shares (“Qualifying Contributions”), Natixis Distribution will make a corresponding contribution to the Account to create a net benefit to the Eligible Shareholder that equals 5% of the Eligible Shareholder’s contributions (“Bonus Shares Contributions”). Natixis Distribution expects to make the Bonus Shares Contributions as soon as practicable following the Termination Date (defined below). For purchases to be deemed Qualifying Contributions they must be made prior to the first of (i) the date the Fund achieves $50 million in total subscriptions, not including any funding from Seed Investors (the “Bonus Threshold”), and (ii) December 31, 2026 (such earliest date, the “Termination Date”). Bonus Shares Contributions will be calculated based on the Eligible Shareholder’s share balance as of the close of business on December 31, 2026. Natixis Advisors may, in its sole discretion and at any time, adjust the terms of the Bonus Share program, including the Termination Date and the Bonus Threshold. Natixis Distribution will purchase Bonus Shares at current NAV as of the date of such purchase. For the avoidance of doubt, any Eligible Shareholder that made Qualifying Contributions prior to September 25, 2026 shall remain eligible to receive Bonus Share Contributions on the terms set forth above, both with respect to such prior Qualifying Contributions and with respect to any additional Qualifying Contributions made on or after September 25, 2026 and prior to the Termination Date.